UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22164

PSP Family of Funds

(Exact Name of Registrant as Specified in Charter)

420 Lexington Avenue, Suite 616

New York, NY 10170

(Address of Principal Executive Offices)(Zip Code)

Matrix 360 Administration, LLC

4520 Main Street, Suite 1425

Kansas City, MO 64111

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:  (888) 553-4233

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

ITEM 1.  REPORTS TO SHAREHOLDERS.

PSP MULTI-MANAGER FUND

Ticker: CEFFX

ANNUAL REPORT

December 31, 2014

To our Shareholders:

We are pleased to provide our initial annual report as the PSP Multi Manager Fund.  August 26, 2014 marked the fund’s strategic and operational change from the Congressional Effect Fund (CEFFX) into the PSP Multi-Manager Fund.

The ability to successfully implement this new strategy in a rapidly changing market depends highly on our infrastructure, service providers and careful selection of sub advisory portfolio managers.  Our ability to identify and select individual sub-advisors and service providers that we believe have the necessary skills to succeed in this structure has been a highlight of this transition.  We have allocated capital amongst three strategies that we feel will give the fund great market opportunities in 2014 and for the future.  The strategies that contributed to 2014 performance were an Opportunistic Event Driven fund, a Volatility fund and European Long Short Equity fund.  The fund implemented a new auditor, legal counsel, fund administrator and distributor that we believe will better help us achieve our objective of capital appreciation.  In addition to the sub advisory portfolio managers and strategies the fund has employed to achieve this objective, we have applied to become a manager of managers to further enhance the process of manager and strategy selection.  We look forward to continue sharing the results of these efforts with you in the future.

Fund Outlook:

2014 saw the continued advance of the equity markets, with the S&P reaching new all-time highs on a consistent basis.  All was not rosy though, as with the advancement of the equity markets also saw a surge in volatility.  Throughout the year we saw periods of aggressive selling with October seeing a spike in the VIX, a measure of the US market volatility, climbing to its highest levels since 2012 when the sovereign debt crisis in Europe was at its peak.  Geopolitics was a major contributor to the new found volatility.  Specifically the Russian annexation of Crimea in March, ISIS advancements in Iraq and Syria, the spread of Ebola, concerns over the slowing of US economic growth, turmoil in oil markets and Greek elections all set investors on edge.

The fund conducts stringent due diligence on market opportunities and prospective managers.  Only a select few make it to the roster of potential allocations for PSP.  We view our due diligence process as the best risk management tool available.  We are in constant communication with the managers and speak to them about market conditions and how any potential market move would impact fund portfolio.

The fund remains focused on identifying new teams that are capable of generating favorable risk-adjusted returns now and in the years ahead.

Sincerely,

PSP Family of Funds

IMPORTANT DISCLOSURE

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information, and it may be obtained by calling 855-318-2804 or by visiting pspfunds.com. Read it carefully before investing Mutual fund investing involves risk. Principal loss is possible. Additional information regarding the risks of these investments is available in the prospectus

The Fund is distributed by Rafferty Capital Markets, LLC. Pulteney Street Capital Management, LLC, a federally registered investment adviser, serves as the Fund’s investment adviser. Rafferty Capital Markets is not affiliated with Pulteney Street Capital Management.

The Fund is offered only to United States residents, and information on this site is intended only for such persons. Nothing on this web site should be considered a solicitation to buy or an offer to sell shares of the Fund in any jurisdiction where the offer or solicitation would be unlawful under the securities laws of such jurisdiction.  An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. Diversification does not guarantee a profit. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional risks:

The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

The skill of the Adviser and Sub-Advisers will play a significant role in the Fund’s ability to achieve its investment objective. The Fund’s ability to achieve its investment objective depends on the investment skill and ability of the Adviser and Sub-Advisers and on their ability to correctly identify economic trends, and on the ability of the Adviser to allocate the Fund’s assets among itself and the Fund’s Sub-Advisers. Because portions of the Fund’s assets are managed by different Sub-Advisers using different styles, the Fund could experience overlapping security transactions. Certain Sub-Advisers may be purchasing securities at the same time other Sub-Advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

The Fund’s equity investments may take the form of depositary receipts. Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price.  Please see the prospectus for a more detailed discussion of these and other risks.  The Fund is distributed by Rafferty Capital Markets, LLC. Pulteney Street Capital Management, LLC, a federally registered investment adviser, serves as the Fund’s investment adviser. Rafferty Capital Markets is not affiliated with Pulteney Street Capital Management.

The Fund is offered only to United States residents, and information on this site is intended only for such persons. Nothing on this web site should be considered a solicitation to buy or an offer to sell shares of the Fund in any jurisdiction where the offer or solicitation would be unlawful under the securities laws of such jurisdiction.

The “PSP Family of Funds” name and logo are registered service marks of Pulteney Street Capital Management, LLC. “Pulteney Street Capital Management, LLC” and the individual Fund name in this piece are either service marks or registered service marks of Pulteney Street Capital Management, LLC. © 2014. All rights reserved.

PSP MULTI-MANAGER FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2014 (UNAUDITED)

AVERAGE ANNUALIZED TOTAL RETURNS AS OF 12/31/2014

Cumulative Performance Comparison of $10,000 Investment Since Inception

	One Year	Three Year	Five Year	Since Inception	Ending Value
PSP Multi-Manager Fund	1.61%	2.68%	3.44%	1.55%	$ 11,069
S&P 500 Total Return Index	13.69%	20.41%	15.46%	8.65%	$ 17,299

This chart assumes an initial investment of $10,000 made on the closing of May 23, 2008 (commencement of investment operations). Total return is based on the change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The S&P 500 Total Return Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The Fund imposes a 1.00% redemption fee on shares redeemed within 60 days of purchase.

PSP MULTI-MANAGER FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities are represented as a percentage of the portfolio of investments.

Technology
10.78%
Utilities
1.87%
Basic Materials
9.09%
Call Options
1.11%
Communication Services
4.77%
Consumer Cyclical
17.50%
Consumer Defensive
7.61%
Corporate Bonds
4.04%
Exchange Traded Funds
4.04%
Financial Services
9.00%
Healthcare
9.17%
Industrials
16.51%
Put Options
0.38%
Real Estate
1.93%
Real Estate Investment Trusts
2.20%

Sectors are categorized using Morningstar® classifications.

Portfolio composition is subject to change.

Excludes securities sold short, forward contracts sold short, and options written.

	PSP Multi-Manager Fund
	Schedule of Investments
	December 31, 2014

Shares/Principal		Value

COMMON STOCK - 56.97%

Air Transportation - 0.91%
2,228	Air France-KLM *	$ 21,469

Asset Management - 0.74%
5,451	IP Group Plc. (*) (**)	17,409

Auto Controls for Regulating Residential & Commercial Environments - 0.38%
143	Ingersoll-Rand Plc. **	9,065

Auto Parts - 0.88%
464	Shw AG	20,707

Banks - Global - 0.76%
545	Avanza Bank AB	18,016

Banks - Regional Europe - 1.78%
468	Bank of Georgia Holdings Plc.	15,136
9,180	Intesa Sanpaolo	26,968
		42,104
Beverages - 1.31%
206	Molson Coors Brewing Co. **	15,351
166	Pepsico, Inc. **	15,697
		31,048
Building Materials - 1.24%
1,736	Kingspan Group Plc. **	29,343

Business Services - 0.82%
4,363	Tungsten Corp. Plc. *	19,287

Cigarettes - 0.42%
465	Vector Group Ltd. **	9,909

Communications Services - 0.05%
418	Globalstar, Inc. *	1,149

Computer Systems - 0.75%
2,925	Kontron AG *	17,713

Cutlery, Handtools & General Hardware - 0.60%
147	Stanley Black & Decker, Inc. **	14,124

Diversified Industrials - 2.84%
640	Aalberts Industries NV	18,999
39	Construcciones y Auxiliar de Ferrocarriles SA *	14,268
198	Feintool International Holding AG *	20,272
1,042	LPKF Laser & Electronics AG	13,654
		67,193
Gold and Silver Ores - 0.24%
693	Mag Silver Corp. *	5,648

Grocery Stores - 2.63%
6,267	J Sainsbury Plc	24,086
6,108	Ocado Group Plc.	38,062
		62,148
Guided Missiles, Space Vehicles and Parts - 0.76%
154	Alliant Techsystems, Inc. **	17,902

Health Care Supplies - 0.79%
167	Essilor International SA	18,727

Hotels & Motels - 0.58%
618	Pinnacle Entertainment, Inc. (*) (**)	13,750

Household Products - 0.55%
483	Interparfums SA	13,120

Electrical Components - 1.19%
534	Legrand S.A. **	28,134

Employment & Outsourcing Services - 0.68%
2,037	CPL Resources Plc. **	16,143

Industrial Equipment - 0.96%
4,280	Brammer Plc.	22,770

Information Technology Services - 1.99%
762	Amadeus IT Holding SA **	30,167
396	Cancom SE	16,999
		47,166
Infrastructure Construction - 1.08%
499	Eiffage SA **	25,430

Insurance - Property & Casualty - 0.94%
765	Grupo Catalana de Occidente SA	22,205

Medical Devices - 1.25%
1,600	Smith & Nephew Plc.	29,612

Mined Minerals - 0.83%
6,465	Petra Diamonds Ltd. *	19,539

Paper & Paper Products - 1.10%
10,376	Ence Energia y Celulosa SA	25,987

Publishing and Broadcasting - 3.65%
504	Axel Springer SE **	30,539
6,032	Mediaset S.p.A. *	25,106
606	NextRadioTV	19,511
715	News Corp. Class A (*) (**)	11,218
		86,374
Pharmaceutical Preparations - 3.88%
458	Abbott Laboratories **	20,619
122	Biomarin Pharmaceutical, Inc. *	11,029
801	GlaxoSmithKline Plc.	17,171
358	Mylan, Inc. (*) (**)	20,180
209	Pfizer, Inc.	6,510
378	Zoetis, Inc. Class A	16,265
		91,774
Plastics, Materials, Synthetic Resins & Nonvulcan Elastomers - 0.83%
432	Dow Chemical Co. **	19,704

Real Estate - 1.25%
38,701	Inmobiliaria Colonial SA (*) (**)	26,269
141	Northstar Asset Management Group, Inc. **	3,182
		29,451
Resorts & Casinos - 1.07%
25,874	Sportech Plc *	25,394

Retail - Department Stores - 2.82%
1,083	Ann, Inc. (*) (**)	39,508
29	Dillard's, Inc.	3,630
240	Iac/Interactivecorp **	14,590
1,400	J C Penney Co., Inc. (*) (**)	9,072
		66,800
Retail - Specialty Retail - 0.76%
4,045	Stanley Gibbons Group Ltd. **	18,054

Semi-Conductor Equipment & Materials - 1.91%
301	Manz Automation AG (*) (**)	20,387
3,923	Nordic Semiconductor ASA *	24,844
		45,231
Services - Auto Rental & Leasing - 0.80%
761	Hertz Global Holdings, Inc. (*) (**)	18,979

Services - Business Services - 0.71%
481	FTD Companies, Inc. (*) (**)	16,748

Services - Computer Integrated Systems Design - 0.50%
235	Yahoo! Inc. *	11,870

Services - Dective, Guard & Armored Car Services - 0.84%
548	ADT Corp. **	19,854

Specialty Chemicals - 0.92%
569	Clariant AG	9,568
200	Koninklijke DSM NV	12,254
		21,822
Steel Works, Blast Furnaces & Rolling Mills - 0.04%
48	Suncoke Energy, Inc. **	928

Surety Insurance - 0.58%
532	Assured Guaranty Ltd. **	13,827

Telecommunication - 3.03%
1,129	Orange SA	19,329
809	Sprint Corp. *	3,357
23,737	Telecom Italia S.p.A. *	25,331
171	Telephone & Data System, Inc. **	4,318
413	Verizon Communications, Inc. **	19,320
		71,655
Television Broadcasting Stations - 1.44%
968	Gray Television, Inc. (*) (**)	10,842
388	Tribune Media Co. Class A (*) (**)	23,191
		34,033
Title Insurance - 1.01%
695	Fidelity National Financial, Inc. **	23,943

Utilities - Diversified - 1.21%
919	Rwe AG **	28,521

Wholesale - Chemicals & Allied Products - 0.67%
132	Ashland, Inc. **	15,808

TOTAL COMMON STOCK (Cost $1,346,990) - 56.97%		$ 1,347,587

CORPORATE BONDS - 2.61%
10,000	Energy XXI Ltd., 8.25%, 2/15/18	7,600
17,000	Bon-Ton Stores, Inc., 10.625%, 7/15/17	16,915
22,000	J C Penny Co., Inc., 5.65%, 6/01/20 **	17,050
10,000	Tervita Corp. 8.00%, 11/15/18	8,550
19,000	Tervita Corp. 10.875%, 2/15/18	11,590

TOTAL CORPORATE BONDS (Cost $72,642) - 2.61%		$ 61,705

EXCHANGE TRADED FUNDS - 2.61%
300	SPDR S&P 500 ETF Trust	61,662

TOTAL EXCHANGE TRADED FUNDS (Cost $61,703) - 2.61%		$ 61,662

REAL ESTATE INVESTMENT TRUSTS - 1.42%
1,075	Northstar Realty Finance Corp. **	18,898
947	Winthrop Reality Trust **	14,764

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $33,791) - 1.42%		$ 33,662

PUT OPTIONS - 0.25% *

Shares Subject	Underlying Security
to Put	Expiration Date/Exercise Price

	BioMarin Pharmaceutical, Inc. (BMRN)
100	January 2015 Put @ $80.00	20

	SPDR S&P 500 ETF Trust (SPY)
200	December 2014 Put @ $195.00	2

	Energy Select Sector SPDR Fund (XLE)
300	January 2015 Put @ $75.00	180

	iShares Russell 2000 ETF (IWM)
400	December 2014 Put @ $112.00	4

	iShares Russell 2000 ETF (IWM)
800	February 2015 Put @ $111.00	1,064

	JC Penney Co., Inc. (JCP)
1,000	January 2015 Put @ $8.00	1,490

	Materials Select Sector SPDR (XLB)
1,100	January 2015 Put @ $46.00	176

	Powershares QQQ Trust (QQQ)
1,200	January 2015 Put @ $99.00	600

	iShares MSCI EAFE ETF (EFA)
1,300	January 2015 Put @ $63.00	2,275

	Total Put Options (Premiums Paid $9,926) - 0.25%	$ 5,811

CALL OPTIONS - 0.72% *

Shares Subject	Underlying Security
to Call	Expiration Date/Exercise Price

	Activision Blizzard, Inc. (ATVI)
700	February 2015 Call @ $20.00	833

	Chicago Board Options Exchange SPX Volatility Index (VIX)
800	January 2015 Call @ $18.00	1,656

	iPath S&P 500 VIX Short-Term Futures ETN (VXX)
400	January 2015 Call @ $34.00	564

	Lorillard, Inc. (LO)
400	March 2015 Call @ $60.00	2,008

	Lorillard, Inc. (LO)
900	March 2015 Call @ $62.50	2,592

	Powershares QQQ Trust (QQQ)
300	December 2014 Call @ $98.00	2,043

	SPDR S&P 500 ETF Trust (SPY)
400	September 2015 Call @ $195.00	7,240

	United States Oil (USO)
1,500	January 2015 Call @ $28.00	15

	Total Call Options (Premiums Paid $12,054) - 0.72%	$ 16,951

TOTAL INVESTMENTS (Cost $1,537,106) - 64.58%		$ 1,527,378

OTHER ASSETS IN EXCESS OF LIABILITIES - 35.42%		837,983

NET ASSETS - 100.00%		$ 2,365,361

* Represents non-income producing security during the period.
** All or a portion of the security is being held as collateral for securities sold short and written options at December 31, 2014.
The accompanying notes are an integral part of these financial statements.

PSP Multi-Manager Fund
Schedule of Options Written
December 31, 2014

	CALL OPTIONS WRITTEN *

Shares Subject	Underlying Security
to Call	Expiration Date/Exercise Price	Value

	BioMarin Pharmaceutical, Inc. (BMRN)
100	January 2015 Call @ $95.00	$ 155

	Chicago Board Options Exchange SPX Volatility Index (VIX)
800	January 2015 call @ $25.00	680

	iPath S&P 500 VIX Short-Term Futures ETN (VXX)
400	January 2015 Call @ $39.00	300

	Powershares QQQ Trust (QQQ)
300	December 2014 Call @ $102.00	360

	SPDR S&P 500 ETF Trust (SPY)
400	September 2015 Call @ $212.00	3,140

	SPDR S&P 500 ETF Trust (SPY)
100	January 2015 Call @ $211.00	13

	SPDR S&P 500 ETF Trust (SPY)
100	January 2015 Call @ $213.50	22

	Total Call Options Written (Premiums Received $3,758)	$ 4,670

	PUT OPTIONS WRITTEN *

Shares Subject	Underlying Security
to Put	Expiration Date/Exercise Price	Value

	Activision Blizzard, Inc. (ATVI)
600	February 2015 Put @ $21.00	$ 900

	Energy Select Sector SPDR Fund (XLE)
300	June 2015 Put @ $68.50	633

	iShares MSCI EAFE ETF (EFA)
500	January 2015 Put @ $59.00	160

	iShares Russell 2000 ETF (IWM)
400	January 2015 Put @ $102.00	48

	Lorillard, Inc. (LO)
400	March 2015 Put @ $52.50	376

	Lorillard, Inc. (LO)
800	March 2015 Put @ $50.00	528

	Powershares QQQ Trust (QQQ)
100	December 2014 Put @ $98.00	1

	Powershares QQQ Trust (QQQ)
1,200	January 2015 Put @ $93.00	168

	SPDR S&P 500 ETF Trust (SPY)
200	December 2014 Put @ $190.00	2

	SPDR S&P 500 ETF Trust (SPY)
100	January 2015 Put @ $201.00	91

	SPDR S&P 500 ETF Trust (SPY)
100	January 2015 Put @ $195.00	73

	SPDR S&P 500 ETF Trust (SPY)
100	January 2015 Put @ $203.50	239

	SPDR S&P 500 ETF Trust (SPY)
200	September 2015 Put @ $182.00	1,222

	Total Put Options Written (Premiums Received $6,694)	$ 4,441

TOTAL WRITTEN OPTIONS (Premium Received $10,452)		$ 9,111

* Represents non-income producing security during the period.

The accompanying notes are an integral part of these financial statements.

	PSP Multi-Manager Fund
	Schedule of Securities Sold Short
	December 31, 2014

Shares		Value

COMMON STOCK

Beverages
140	Dr Pepper Snapple Group, Inc.	$ 10,035

Business Services
381	WireCard AG	16,805

Industrial Equipment
374	Rotork Plc.	13,552

Medical Devices
649	GN Store Nord A/S	14,214

Pharmaceutical Preparations
326	Fagron N.V.	13,695

Publishing and Broadcasting - 2.33%
741	Metropole Television SA	13,964

Retail - Catalog
59	Alibaba Group Holding Ltd. *	6,132

Retail - Eating Places
187	Bob Evans Farms, Inc.	9,571

Transport Support Services
2,541	Carillion Plc.	13,293

TOTAL COMMON STOCK (Proceeds $107,049)		$ 111,261

EXCHANGE TRADED FUNDS
268	Industrial Select Sector SPDR ETF	$ 15,163
379	iShares Russell 2000 ETF	45,336
231	iShares Silver Trust ETF *	3,479
81	Materials Select Sector SPDR ETF	3,935
80	SPDR Barclays High Yield Bond ETF	3,089
385	SPDR S&P 500 ETF Trust	79,133

TOTAL EXCHANGE TRADED FUNDS (Proceeds $139,498)		$ 150,135

TOTAL SECURITIES SOLD SHORT (Total Proceeds $246,547)		$ 261,396

* Represents non-income producing security during the period.

The accompanying notes are an integral part of these financial statements.

	PSP Multi-Manager Fund
	Schedule of Forward Contracts Sold Short
	December 31, 2014

Shares		Value

FORWARD CONTRACTS *

443,710	Euro Forward FX, 3/13/15	$ 537,137
176,872	Norwegian Krone Forward, 3/13/15	23,547
150,763	Swedish Krona Forward, 3/13/15	19,296
115,289	British Pound Forward, 3/13/15	179,533
20,061	Swiss Franc Forward, 3/13/15	20,195

TOTAL FORWARD CONTRACTS SOLD SHORT (Total Proceeds $789,912)		$ 779,708

* Represents non-income producing security during the period.

The accompanying notes are an integral part of these financial statements.

PSP Multi-Manager Fund
Statement of Assets and Liabilities
December 31, 2014

Assets:
Investments in Securities, at Value (Cost $1,537,106)	$ 1,527,378
Cash Denominated in Foreign Currencies (Cost $742,842)	733,380
Cash	1,244,278
Receivables:
Due from Advisor	89,788
Dividends and Interest	4,533
Shareholder Subscriptions	4,044
Portfolio Securities Sold	44,292
Prepaid Expenses	5,413
Total Assets	3,653,106
Liabilities:
Options Written, at Value (Premium Received $10,452)	9,111
Securities Sold Short, at Value (Proceeds $246,547)	261,396
Forward Contracts Short, at Value (Proceeds $789,912)	779,708
Payables:
Distribution Fees	1,102
Trustee Fees	3,201
Administrative Fees	500
Portfolio Securities Purchased	200,669
Accrued Expenses	32,058
Total Liabilities	1,287,745
Net Assets	$ 2,365,361

Net Assets Consist of:
Paid In Capital	$ 2,665,696
Accumulated Realized Loss on Investments	(277,841)
Unrealized Depreciation in Value of Investments	(22,494)
Net Assets	$ 2,365,361

Shares Outstanding (Unlimited number of shares authorized, no par value)	234,682

Net Asset Value and Redemption Price Per Share	$ 10.08

Short-Term Redemption Price Per Share *	$ 9.98

* The Fund will impose a 1.00% redemption fee on shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of these financial statements.

PSP Multi-Manager Fund
Statement of Operations
For the Year Ended December 31, 2014

Investment Income:
Dividends	$ 27,431
Interest	1,459
Total Investment Income	28,890

Expenses:
Advisory Fees	35,318
Distribution Fees:
Investor Class	5,119
Service Class	70
Transfer Agent & Accounting Fees	25,610
Administrative Fees	5,196
Compliance Fees	23,315
Registration Fees	26,760
Audit Fees	13,252
Legal Fees	41,893
Insurance Fees	1,288
Miscellaneous Fees	39,189
Custodial Fees	24,757
Trustee Fees	5,601
Printing and Mailing	2,929
Interest Expense	1,397
Dividends on Securities Sold Short	1,518
Total Expenses	253,212
Fees Waived and Reimbursed by the Advisor	(176,082)
Net Expenses	77,130

Net Investment Loss	(48,240)

Realized Gain/(Loss) on:
Investments in Securities and Foreign Currency	718,730
Investments in Options	(571)
Forward and Future Contracts	11,042
Options Written	(3,977)
Securities Sold Short	(9,244)
Net Realized Gain on Investments, Options, Forward Contracts, and Securities Sold Short	715,980

Change in Unrealized Appreciation/(Depreciation) on:
Investments in Securities and Foreign Currency	(644,769)
Investments in Options	782
Forward and Future Contracts	2,614
Options Written	1,341
Securities Sold Short	(19,034)
Net Change in Unrealized Depreciation	(659,066)

Net Realized and Unrealized Gain on Investments	56,914

Net Increase in Net Assets Resulting from Operations	$ 8,674

The accompanying notes are an integral part of these financial statements.

PSP Multi-Manager Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/2014	12/31/2013
Increase/(Decrease) in Net Assets From Operations:
Net Investment Loss	$ (48,240)	$ (9,818)
Net Realized Gain on Investments in Securities and Foreign Currency	718,730	1,637,292
Net Realized Loss on Investments in Options	(571)	-
Net Realized Gain (Loss) Forward and Future Contracts	11,042	(1,375,616)
Net Realized Loss on Options Written	(3,977)	-
Net Realized Loss on Securities Sold Short	(9,244)	-
Change in Unrealized Appreciation/(Depreciation) on Investments in Securities and Foreign Currency	(644,769)	83,007
Change in Unrealized Appreciation on Investments in Options	782	-
Change in Unrealized Appreciation on Forward and Future Contracts	2,614	45,690
Change in Unrealized Appreciation on Options Written	1,341	-
Change in Unrealized Depreciation on Securities Sold Short	(19,034)	-
Net Increase in Net Assets Resulting from Operations	8,674	380,555

Capital Share Transactions	(938,728)	(9,175,944)

Total Decrease in Net Assets	(930,054)	(8,795,389)

Net Assets:
Beginning of Year	3,295,415	12,090,804

End of Year (including accumulated undistributed net investment	$ 2,365,361	$ 3,295,415
Income of $0 and $0, respectively).

The accompanying notes are an integral part of these financial statements.

PSP Multi-Manager Fund
Financial Highlights
Selected data for an Investor Class share outstanding throughout each period presented.

	Years Ended
	12/31/2014	12/31/2013		12/31/2012		12/31/2011	12/31/2010

Net Asset Value, at Beginning of Period	$ 9.92	$ 9.42		$ 9.31		$ 10.08	$ 9.31

From Investment Operations:
Net Investment Income (Loss) *	(0.22)	(0.02)		(0.01)		0.22	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	0.38	0.52		0.12		(0.74)	1.50
Total from Investment Operations	0.16	0.50		0.11		(0.52)	1.42

Distributions:
Realized Gains	-	-		-		(0.26)	(0.65)
Total from Distributions	-	-		-		(0.26)	(0.65)

Redemption Fees	-	-	(a)	-	(a)	0.01	-	(a)

Net Asset Value, at End of Period	$ 10.08	$ 9.92		$ 9.42		$ 9.31	$ 10.08

Total Return **	1.61%	5.31%		1.18%		(5.07)%	15.20%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,365	$ 2,547		$ 5,465		$ 7,636	$ 7,902
Before Waiver:
Ratio of Expenses to Average Net Assets	10.74%	3.12%		2.83%		2.62%	3.38%
Ratio of Expenses to Average Net Assets, Excluding Interest and Dividends on Securities Sold Short	10.59%	3.12%		2.83%		2.62%	3.38%
Ratio of Net Investment Loss to Average Net Assets	(9.75)%	(1.69)%		(1.36)%		(1.19)%	(2.44)%
After Waiver:
Ratio of Expenses to Average Net Assets	3.15%	1.65%		1.51%		1.75%	1.75%
Ratio of Expenses to Average Net Assets, Excluding Interest and Dividends on Securities Sold Short	3.00%	1.65%		1.51%		(0.32)%	1.75%
Ratio of Net Investment Loss to Average Net Assets	(2.16)%	(0.22)%		(0.03)%		(0.32)%	(0.81)%
Portfolio Turnover	115%	0%		59%		414%	820%

(a) Amount is less than $0.01 per share.
* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

PSP MULTI-MANAGER FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

NOTE 1. ORGANIZATION

The PSP Family of Funds (the “Trust”) was organized on December 21, 2007 as a Delaware statutory trust.  The sole series of shares of the Trust is the PSP Multi-Manager Fund (the “Fund”), an open-end management investment company.  Prior to May 15, 2014, the Trust was known as the Congressional Effect Family of Funds and prior to August 25, 2014 the Fund was known as the Congressional Effect Fund.  The Trust is authorized to issue an unlimited number of shares of beneficial interest (the “Shares”) with no par value.  Currently, the only class of shares issued is the Investor Class shares. The Fund is diversified.  Pulteney Street Capital Management, LLC (the “Adviser”) serves as the Fund’s investment adviser that manages the investments in the Fund’s portfolio and oversees the Fund’s Sub-Advisers.

The investment objective of the PSP Multi-Manager Fund (the “Fund”) is capital appreciation and income.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted (“GAAP”) in the United States of America.

Use of Estimates- The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences may be significant.

Security Valuation- The Fund’s securities, including short positions, are valued at current market prices.  Investments in securities traded on a principal exchange (U. S. or foreign) and on the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, are valued at the bid price.  Securities for which market values are not readily available, or for which the Adviser believes the market value is unreliable (including, for example, certain foreign securities, thinly-traded securities, or when there is a particular event that may affect the value of a security), are valued by the Adviser at their fair values pursuant to guidelines established by the Board, and under the ultimate oversight of the Board.  Short-term fixed income securities with remaining maturities of 60 days or less and of sufficient credit quality are valued at amortized cost.

Options, forward contracts, and futures contracts traded on a securities exchange or board of trade generally are valued at the last reported sales price or, in the absence of a sale, at the last to bid on the principal exchange where they are traded.  If such prices are not available, options, forward contracts, and futures contracts are valued by the Adviser, pursuant to guidelines established by the Board and under the ultimate oversight of the Board, at their fair values based on quotations from dealers, and if such quotations are not available, based on factors in the markets where such securities and derivatives trade, such as security and bond prices, and interest rates.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Share Valuation- The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open.  The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total NAV is divided by the total number of shares outstanding to determine the NAV of each share.

Security Transaction Timing- Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period.  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. The Fund uses the first in first out method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities.

Redemption Fee – To discourage short-term trades by investors, and to offset any transaction and other costs associated with short-term trading, the Fund will impose a redemption fee of 1.00% of the total redemption amount (calculated at fair value) if shares are redeemed within 60 days of initial purchase. Redemption fees are retained by the Fund. There were no redemption fees collected for the Fund during the year ended December 31, 2014.

Short Sales- The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Option Writing- When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Financial Futures Contracts - Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Futures contracts may have off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Statement of Assets and Liabilities.

Income Taxes- The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.  It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or during the year ended December 31, 2014, related to uncertain tax positions expected to be taken in the Fund’s 2014 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year ended December 31, 2014, the Fund did not incur any interest or penalties.

Distributions to Shareholders- The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

Reclassification of Capital Account: GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.  On December 31, 2014, accumulated undistributed net investment income was increased by $48,240 and paid in capital was decreased by $48,240.

NOTE 3. SECURITY VALUATIONS

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common and preferred stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Short term investments.  Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in level 1 of the fair value hierarchy.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2014:

	Financial Instruments—Assets
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$ 1,347,587	$ -	$ -	$ 1,347,587
Corporate Bonds	-	61,705	-	61,705
Exchange Traded Funds	61,662	-	-	61,662
Real Estate Investment Trusts	33,662	-	-	33,662
Put Options Purchased	5,811	-	-	5,811
Call Options Purchased	16,951	-	-	16,951
Total	$ 1,465,673	$ 61,705	$ -	$ 1,527,378

	Financial Instruments—Liabilities
Investments in Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock	$ (111,261)	$ -	$ -	$ (111,261)
Exchange Traded Funds	(150,135)	-	-	(150,135)
Forward Contracts	(779,708)	-	-	(779,708)
Call Options Written	(4,670)	-	-	(4,670)
Put Options Written	(4,441)	-	-	(4,441)
Total	$ (1,050,215)	$ -	$ -	$ (1,050,215)

Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Fund did not hold any Level 3 assets during the period ended December 31, 2014. The Fund did not hold any derivative instruments at any time during the period ended December 31, 2014. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund's policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

NOTE 4. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pulteney Street Capital Management, LLC serves as the Fund’s investment adviser that manages the investments in the Fund’s portfolio and oversees the Fund’s Sub-Advisers. The Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Fund, under which the Adviser selects securities and manages investments and Sub-Advisers for the Fund, subject to the oversight of the Fund’s Board of Trustees (the “Trustees”). Under the Advisory Agreement, the Fund pays the Adviser a monthly fee based on an annualized rate of 2.25% of the average daily net asset of the Fund.  For the year ended December 31, 2014, the Adviser earned $35,318 pursuant to Advisory Agreement.

The Adviser will receive a monthly management fee equal to an annual rate of 2.25% of the Fund’s average daily net assets. In addition, the Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest on borrowings and interest and dividends on securities sold short, taxes, brokerage fees and commissions, 12b-1 fees, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 3.00% of the average daily net assets of the Fund from January 1, 2014 through October 5, 2014. As a result, the Fund’s “Total Annual Fund Operating Expenses” (excluding interest, taxes, brokerage fees and commissions, 12b-1 fees, Acquired Fund Fees and Expenses, and extraordinary expenses) will be limited to 3.00%, as indicated in the Prospectuses. Any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the year in which such waiver occurred, if the Fund is able to make the payment without exceeding the expense limitation.  As of October 6, 2014 through December 31, 2014, the Fund’s “Total Annual Fund Operating Expenses” (excluding interest, taxes, brokerage fees and commissions, 12b-1 fees, Acquired Fund Fees and Expenses, and extraordinary expenses) will be limited to 2.64%.  The current Expense Limitation Agreement cannot be terminated prior to November 1, 2015 without the Board of Trustee’s approval.  During the year ended December 31, 2014, the Adviser waived $176,082 in expenses pursuant to the Expense Limitation Agreement.  At December 31, 2014, the Adviser owed the Fund $89,788 for expenses waived pursuant to the Expense Limitation Agreement.

The Adviser selects each Sub-Adviser to the Fund and each performs its responsibilities pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”) with the Adviser.  EastBay Asset Management, LLC, Ferro Investment Management, LLC, Riverpark Advisors, LLC, S.W. Mitchell Capital, LLP and Tiburon Capital Management, LLC serve as Sub-Advisers to the Fund.

The following describes the structure and method used to determine each portfolio manager’s compensation.

Pulteney Street Capital Management, LLC

Mr. Sean McCooey receives a base salary from the Adviser.  Mr. McCooey is also a controlling owner of the Adviser, and is entitled to profits related to his ownership.  Since profits are expected to increase as assets increase, he is expected to receive increased profits as an owner of the Adviser as assets of the Fund increase.

EastBay Asset Management, LLC

Messrs. Wolfberg and Landry receive a base salary from EastBay. They are also controlling owners of EastBay, and are entitled to profits related to their ownership. Since profits are expected to increase as assets increase, they are expected to receive increased profits as an owner of EastBay as assets under EastBay’s management increase.

Ferro Investment Management, LLC

Mr. Ferro receives a base salary from Ferro.  Mr. Ferro is also a controlling owner of Ferro, and is entitled to profits related to his ownership.  Since profits are expected to increase as assets increase, he is expected to receive increased profits as an owner of Ferro as assets under management of Ferro, including those from the Fund, increase.

Riverpark Advisors, LLC

Messrs. Frankel and Berman receive a base salary from RiverPark.

S.W. Mitchell Capital, LLP (“SWMC”)

Mr. Carter receives a base salary from SWMC.

Tiburon Capital Management, LLC

Messrs. Lupoff and Swain receive a base salary from Tiburon.  They are also controlling owners of Tiburon, and are entitled to profits related to their ownership.  Since profits are expected to increase as assets increase, they are expected to receive increased profits as an owner of Tiburon as assets under Tiburon’s management increase.

 NOTE 5. DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act for its Investor Shares and Service Shares.  Under the Plan, the Fund may use 12b-1 fees to compensate broker-dealers (including, without limitation, the Distributor) for sales of the Fund’s Investor Class shares or Service Class shares, or for other expenses associated with distributing these share classes.  The Fund may expend up to 0.25% of the Investor Class shares’ or 1.00% of the Service Class shares’ respective average daily net assets to pay for any activity primarily intended to result in the sale of these share classes and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.  During the year ended December 31, 2014, the Fund accrued $5,189 in distribution fees.  At December 31, 2014, the Fund owed $1,102 in distribution fees.

NOTE 6. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares of separate series.  Paid in capital at December 31, 2014, was $2,665,696 representing 234,682 shares outstanding.

Transactions in capital stock were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Capital	Shares	Capital
Shares sold	173,516	$ 1,779,401	3,824	$ 37,401
Shares reinvested	-	-	-	-
Shares redeemed	(195,586)	(1,951,600)	(327,399)	(3,190,014)
Net Increase	(22,070)	$ (172,199)	(323,575)	$ (3,152,613)

On August 7, 2014, the Institutional Class shares were liquidated.  The redemption amount was $756,578 representing 74,102 shares.

On September 19, 2014, the Service Class shares were liquidated.  The redemption amount was $9,951 representing 998 shares.

There was no redemption fees collected for the Fund during the year ended December 31, 2014.

NOTE 7. OPTIONS

Transactions in written options during the year ended December 31, 2014, were as follows:

	Number of	Premiums Received
	Contracts
Options outstanding at December 31, 2013	-	$ -
Options written	369	42,973
Options exercised	(12)	(1,177)
Options expired	(77)	(7,950)
Options terminated in closing purchase transaction	(207)	(23,394)
Options outstanding at December 31, 2014	73	$ 10,452

Transactions in purchased options during the year ended December 31, 2014, were as follows:

	Number of	Premiums Paid
	Contracts
Options outstanding at December 31, 2013	-	$ -
Options purchased	354	75,164
Options exercised	(2)	(269)
Options expired	(62)	(13,473)
Options terminated in closing sale transaction	(172)	(39,442)
Options outstanding at December 31, 2014	118	$ 21,980

The location on the statement of assets and liabilities of the Fund’s derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Financial Investment Type		Location
	Asset Derivatives
Investments in Securities	$22,762	Investments in Securities, at Value

	Liability Derivatives
Options Written	($9,111)	Options Written, at Value

	Liability Derivatives
Securities Sold Short	($261,396)	Securities Sold Short, at Value

	Liability Derivatives
Forward Contracts Sold Short	($779,708)	Forward Contracts Sold Short, at Value

All derivatives held during the year contained equity risk exposure. Realized and unrealized gains and losses on derivatives contracts entered into during the year ended December 31, 2014, by the Fund are recorded in the following locations in the Statement of Operations:

	Location	Realized Gain/(Loss)	Location	Change in Unrealized Gain/(Loss)
Investment in Options	Realized Loss on Investments in Options	($571)	Change in Unrealized Appreciation on Investments in Options	$782
Options Written	Realized Loss on Options Written	($3,977)	Change in Unrealized Appreciation Options Written	$1,341
Securities Sold Short	Realized Loss on Securities Sold Short	($9,244)	Change in Unrealized Depreciation Securities Sold Short	($19,034)
Forward and Future Contracts	Realized Gain on Forward and Future Contracts	$11,042	Change in Unrealized Appreciation Forward and Future Contracts	$2,614

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, the Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund's use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Advisor makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

The options outstanding as of December 31, 2014 as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on options during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of option activity for the Fund.

NOTE 8. INVESTMENT TRANSACTIONS

For the year ended December 31, 2014, purchases and sales of investment securities other than U.S. Government obligations, short-term investments, options, and securities sold short aggregated $2,044,909 and $3,399,227, respectively.

NOTE 9. TAX MATTERS

The Fund did not pay a distribution for the years ended December 31, 2014 and December 31, 2013.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Other Book/Tax Differences	$ (-)
Unrealized depreciation on value of investments	(22,494)
Total accumulated earnings	$(22,494)

At December 31, 2014, the cost of investments for federal income tax purposes was $1,537,194 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$ 89,883
Unrealized depreciation	(112,377)
Net unrealized depreciation *	$ (22,494)

* The difference between book-basis unrealized appreciation is attributable primarily to tax deferral of losses on wash sales and straddles and mark to market on 1256 contracts.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal and state tax returns for the prior three fiscal years (2011-2013) remain subject to examination by the Internal Revenue Service.

NOTE 10. CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2014, TD Ameritrade, Inc., in omnibus accounts, in aggregate, owned approximately 54% of the Fund, and may be deemed to control the Fund.

NOTE 11. COMMITMENTS AND CONTINGENCIES

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

NOTE 12. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the Fund’s financial statements, and has determined that there were no subsequent events requiring recognition or disclosure in the Fund’s financial statements.

NOTE 13. CHANGE OF SERVICE PROVIDER

On August 25, 2014, the Fund changed its administrator to Mutual Shareholder Services, LLC.  The former administrator was Matrix 360 Administration, LLC.

Report of Independent Registered Public Accounting Firm

To the Shareholders and

Board of Trustees of

PSP Multi-Manager Fund

We have audited the accompanying statement of assets and liabilities of PSP Multi-Manager Fund (the “Fund”), including the schedule of investments, as of December 31, 2014, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended December 31, 2013 and the financial highlights for each year or period presented through the year ended December 31, 2013, have been audited by other auditors, whose report dated February 27, 2014  expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PSP Multi-Manager Fund as of December 31, 2014, the results of its operations, its changes in net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Spicer Jeffries LLP

Greenwood Village, Colorado

March 31, 2015

PSP Multi Manager Fund
Expense Illustration
December 31, 2014 (Unaudited)

Expense Example

As a shareholder of the PSP Multi-Manager Fund (the "Fund"), you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2014	December 31, 2014	July 1, 2014 to December 31, 2014

Actual	$1,000.00	$995.06	$15.84
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,009.33	$15.95

* Expenses are equal to the Fund's annualized expense ratio of 3.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PSP MULTI-MANAGER FUND

TRUSTEES AND OFFICERS

DECEMBER 31, 2014 (UNAUDITED)

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships During Past 5 Years
Independent Trustees
Edward J. Breslin 1345 Avenue of the Americas, 3rd Floor New York, NY 10105 Age: 60	Trustee	Since 2014; Indefinite	Retired since 2007. Formerly Managing Director of U.S. treasuries department at Chase Bank/JP Morgan (1996-2007).	One	None
Paul S. Buckley 1345 Avenue of the Americas, 3rd Floor New York, NY 10105 Age: 50	Trustee	Since 2014; Indefinite	Institutional sales trader at Janney Montgomery Scott LLC (September 2013 to present); equity sales trader at Knight Capital (September 2006 to May 2012).	One	None
Alfred E. Smith, IV 1345 Avenue of the Americas, 3rd Floor New York, NY 10105 Age: 51	Trustee	Since 2014; Indefinite	Founder and Chief Executive Officer of A.E. Smith Associates, a consulting firm (since 2009).	One	None

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships During Past 5 Years
Interested Trustee*
Sean McCooey * 1345 Avenue of the Americas, 3rd Floor New York, NY 10105 Age: 58	Trustee, President and Treasurer	Since 2014; Indefinite	Registered Person of Concept Capital (since 2009); manager of Pulteney Street since its inception (2012).	One	None
Officers
Kyle R. Bubeck P.O. Box 11550 Overland Park, KS 66207 Age: 57	Chief Compliance Officer	Since 2014	President and Founder of Beacon Compliance Services, Inc. (2010 – present); CFO and CCO of Trendstar Advisors, LLC (2003 – 2009).	N/A	N/A
Daniel McCooey 1345 Avenue of the Americas, 3rd Floor New York, NY 10105 Age: 46	Secretary	Since 2014	Registered Person of Concept Capital (since 2014); manager of Pulteney Street since its inception (2012); Managing Director of Equity Sales, Weeden & Co. (2002-2012).	N/A	N/A

* The Interested Trustee is an Interested Trustee because he is an officer and employee of the Adviser.

Compensation.  Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” receives a fee of $2,000 each year plus $250 per Fund per meeting attended in person and $100 per Fund per meeting attended by telephone.  The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

PSP MULTI-MANAGER FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2014 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-855-318-2804, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-855-318-2804 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-855-318-2804 to request a copy of the SAI or to make shareholder inquiries.

ITEM 2.	CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.
ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $24,000 and $13,000 with respect to the registrant’s fiscal years ended December 31, 2014 and 2013 respectively.

(b)

Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $2,500 and $2,000 with respect to the registrant’s fiscal years ended December 31, 2014 and 2013, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)

All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended December 31, 2014 and 2013 respectively.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

(f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended December 31, 2014 and 2013 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.
ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS
(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PSP Family of Funds

By Sean McCooey	/s/ Sean McCooey
President
Date: April 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Sean McCooey	/s/ Sean McCooey
President
Date: April 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Sean McCooey	/s/ Sean McCooey
Treasurer
Date: April 2, 2015